Jennison Technology Fund, a series of

JENNISON SECTOR FUNDS, INC.

Supplement Dated September 12, 2005 to the
Joint Proxy Statement and Prospectus Dated July 20, 2005

The reorganizations whereby Jennison Technology Fund intended to acquire the assets and assume the liabilities of each of Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund, each a series of Strategic Partners Mutual Funds, Inc. have been cancelled.


MF188C6